SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 29, 2002

Date of Report (date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Chipeta Way
Salt Lake City, Utah 84108-1256

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

This Current Report on Form 8-K is filed by NPS Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), in connection with the matters described herein.

ITEM 5:    OTHER EVENTS.

On October 25, 2002, the Registrant announced that it has priced its public offering (the “Offering”) of 4,000,000 shares of its common stock, par value $0.001 per share, at a price of $23.95 per share. The Registrant offered all of the 4,000,000 shares pursuant to its shelf Registration Statement on Form S-3 (File No. 333-76532) (the “Registration Statement”) declared effective by the Securities and Exchange Commission on March 25, 2002. The underwriters have a 30-day option to purchase up to 600,000 additional shares of common stock from the Registrant solely to cover over-allotments, if any.

The managing underwriters for the offering are Morgan Stanley & Co. Incorporated. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. are acting as co-managers.

Copies of the final Prospectus Supplement relating to the offering may be obtained from Morgan Stanley & Co., Prospectus Department, 1585 Broadway, New York, NY 10036 (212-761-6775).

This announcement is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. A registration statement relating to these securities has been filed with and has been declared effective by the Securities and Exchange Commission.

Attached hereto as Exhibit 1.1, and incorporated herein by this reference, is a copy of the Underwriting Agreement, dated as of October 24, 2002, by and among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Smith Barney Inc., acting as representatives of the several underwriters of the Offering. Attached as Exhibit 5.1, and incorporated herein by this reference, is the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the legality of the shares of common stock to be offered by the Registrant in the Offering. Attached as Exhibit 99.1, and incorporated herein by this reference, are the sections of the Prospectus Supplement dated October 24, 2002, to the Registration Statement on Form S-3 (File No. 333-76532) entitled “Risk Factors,” “Business,” and “Management.”

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith:

1.1
Underwriting Agreement dated as of October 24, 2002, by and among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Smith Barney Inc., acting as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

99.1	Selected portions of the Registrant’s Prospectus Supplement dated October 24, 2002, to the Registration Statement on Form S-3 (File No. 333-76532).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2002

NPS PHARMACEUTICALS, INC.

By:	/s/ James U. Jensen
James U. Jensen Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement dated as of October 24, 2002, by and among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Salomon Smith Barney Inc., acting as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

99.1	Selected portions of the Registrant’s Prospectus Supplement dated October 24, 2002, to the Registration Statement on Form S-3 (File No. 333-76532).